UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/30/2004

MIDWESTONE FINANCIAL GROUP INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-24630

IA	42-1003699
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

222 First Avenue East
Oskaloosa, IA 52577
(Address of Principal Executive Offices, Including Zip Code)

641-673-8448
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 9.    Regulation FD Disclosure

The information, including the exhibit attached hereto, in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The information in Exhibit 99.1 is incorporated herein by reference.

Item 7.    Financial statements and exhibits

Exhibit 99.1 News Release issued by MidWestOne Financial Group, Inc. on March 26, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP INC

Date: March 30, 2004.	By:	/s/ David A. Meinert
David A. Meinert
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	News Release dated March 26, 2004